Accumulated Other Comprehensive Income (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Accumulated Other Comprehensive Income
Net unrealized gain on securities available-for-sale	$ 10,943	$ 14,561
Net unrealized loss for unfunded status of defined benefit plan liability	(2,127)	(2,810)
Accumulated other comprehensive income, before taxes, total	8,816	11,751
Tax effect	(1,852)	(2,468)
Net-of-tax amount	$ 6,964	$ 9,283